UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2016

XALLES HOLDINGS INC.

(Exact name of registrant as specified in charter)

Nevada	333-192015	88-0524316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2020 Pennsylvania Ave. NW, #527 Washington DC	20006
(Address of principal executive offices)	(Zip Code)

(202) 595-1299

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On April 26, 2016, Xalles Holdings Inc. (the “Company”) entered into an Addendum #3 to Asset Purchase Agreement”) with Co-Owners Inc., a Florida corporation (“Co-Owners”).  Pursuant to the Addendum, the Company and Co-Owners have mutually agreed to extend the closing date of the Asset Purchase Agreement entered into by the parties to on or before June 30, 2016.

The terms and conditions of the Asset Purchase Agreement were disclosed previously on a Form 8-K filed by the Company on August 6, 2015.  All other terms and conditions of Asset Purchase Agreement remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XALLES HOLDINGS INC.
Date: April 26, 2016	By:	/s/ Thomas Nash
Thomas Nash, President & C.E.O.

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